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                                                                  EXHIBIT 23.03


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-65743) of Quintiles Transnational Corp. of our report dated July 24, 1996, with respect to the audited combined financial statements of the Innovex Companies for the year ended March 31, 1996, which report appears in the Form 8-K of Quintiles Transnational Corp. dated January 27, 1999.


                                        /s/ KPMG



Reading, England
January 27, 1999